UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2007

GOLDEN POND HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-144718	26-0183099
(Commission File Number)	(IRS Employer Identification Number)

18 Arrowhead Way

Darien, CT 06920

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 655-3215

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 8, 2007, prior to the consummation of the initial public offering (the “IPO”) of 16,875,000 Units (the “Units”) of Golden Pond Healthcare, Inc. (the “Company”), the underwriters partially exercised their over-allotment option and purchased 1,250,000 Units (the “Over-Allotment Units”), in addition to the 15,625,000 Units (the “Firm Units”) which they were committed to purchase in connection with the IPO. The underwriters retain the right to purchase an additional 1,108,750 Over-Allotment Units.

On November 13, 2007, the Company consummated its IPO of 16,875,000 Units of the Company, which Units included both the Firm Units and the Over-Allotment Units. Each Unit consists of one share of Common Stock, $0.001 par value per share (“Common Stock”), and one warrant (“Warrant”) to purchase one share of Common Stock at an exercise price of $6.00 per share. The Units were sold at an offering price of $8.00 per Unit, generating gross proceeds of $135,000,000 for the Company. A copy of the prospectus with respect to the IPO may be obtained from Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005.

Contemporaneously with the closing of the IPO, Pecksland Partners, LLC, an entity which is wholly-owned by the Company’s officers, purchased 4,000,000 warrants (the “Private Placement Warrants”), each to purchase one share of Common Stock at an exercise price of $6.00 per share. The Private Placement Warrants were sold at an offering price of $1.00 per Private Placement Warrant, generating gross proceeds of $4,000,000 for the Company.

Proceeds of $132,725,000 were placed in the Company’s trust account including $128,675,000 of the proceeds from the IPO and the sale of the Private Placement Warrants and $4,050,000 of deferred underwriting discount.

Audited Financial statements as of November 13, 2007 reflecting receipt of the proceeds received by the Company in connection with the IPO and the sale of the Private Placement Warrants are included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the Press Release issued by the Company announcing the partial exercise of the over-allotment option and the consummation of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(d)	Exhibits.

Exhibit 99.1	—	Audited Financial Statements.

Exhibit 99.2	—	Press Release dated November 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION SERVICES GROUP, INC.

Date:	November 16, 2007	By:	/s/ Stephen F. Wiggins
Stephen F. Wiggins
Chairman and President

Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Audited Financial Statements.

99.2	Press Release dated November 16, 2007.

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